UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2006

THE E.W. SCRIPPS COMPANY

(Exact name of registrant as specified in its charter)

Ohio	0-16914	31-1223339
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 977-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE E.W. SCRIPPS COMPANY

INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page
1.01	Entry into a Material Definitive Agreement	3

8.01	Other Events	3

9.01	Financial Statements and Exhibits	3

2

Item 1.01 Entry into a Material Definitive Agreement

On May 10, 2006, the Compensation Committee of the Board of Directors of The E. W. Scripps Company (“Scripps”), took the following actions with respect to amending the employment agreement of Kenneth W. Lowe, President and Chief Executive Officer. Said actions were approved by the Board of Directors on May 11, 2006.

•	Extended the termination date of the agreement to December 31, 2008. The term of the agreement will continue to automatically renew for successive one-year terms, unless either party gives written notice to the other party not less than 90 days prior to the expiration of any such term that such party is electing not to so extend the term of the agreement.

•	Conditioned the vesting of options to purchase 125,000 Class A Common shares and 50,000 restricted Class A Common shares, which were awarded on February 23, 2006, to Mr. Lowe’s continued employment with Scripps through the termination date of the employment agreement, as amended.

On May 10, 2006, the Compensation Committee also took the following actions:

•	Approved an increase in the termination pay multiples for Joseph G. NeCastro, Executive Vice President and Chief Financial Officer, and Mark G. Contreras, Senior Vice President/ Newspapers under the Scripps Change in Control Plan. The termination pay multiple for Mr. NeCastro was increased to 2.5 times base salary and bonus and the termination pay multiple for Mr. Contreras was increased to 2.0 times base salary and bonus.

•	Approved the grant of stock options to an executive officer. The options vest equally over a three-year period and have an eight-year life. Such grants were pursuant to the 1997 Long-Term Incentive Plan, which has been previously filed with the Securities and Exchange Commission.

Item 8.01 Other Events

On May 11, 2006, the Board of Directors approved a resolution that designated Mark G. Contreras, Senior Vice President/ Newspapers, as an Executive Officers of Scripps.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description of Item	Exhibit No. Incorporated
10.01	1997 Long-Term Incentive Plan (1)	10.02

10.02	Form of Executive Officer Nonqualified Stock Option Agreement (1)	10.03A

10.03	Scripps Senior Executive Change in Control Plan (2)	10.65

(1)	Incorporated by reference to The E. W. Scripps Company Current Report on Form 8-K dated February 9, 2005.
(2)	Incorporated by reference to The E. W. Scripps Company Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Joseph G. NeCastro
Joseph G. NeCastro
Executive Vice President and Chief Financial Officer

Dated: May 16, 2006

4